UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-9050
                                                      --------------------

                                  Pictet Funds
                   -----------------------------------------
               (Exact name of registrant as specified in charter)

                               101 Federal Street
                                Boston, MA 02110
                   -----------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Lisa King, Esq.
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                   -----------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 617-535-0525
                                                            ---------------
                   Date of fiscal year end: December 31, 2003
                                           --------------------
                   Date of reporting period: December 31, 2003
                                           --------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is attached herewith.

                       -----------------------------------
                       PICTET GLOBAL EMERGING MARKETS FUND
                       -----------------------------------

                              [PICTET LOGO OMITTED]

                                  ANNUAL REPORT
                                DECEMBER 31, 2003

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholders,

     It is with pleasure that I present to you the Pictet Funds 2003 Annual Report that summarizes the performance of your fund over the last twelve months and our outlook for 2004.

     The PICTET GLOBAL EMERGING MARKETS FUND continued to outperform the MSCI EMF index, posting a rise of 72.72% (Institutional Class) in 2003 thereby outperforming by 1644 basis points. This outperformance, again showing the benefits of diversification, was owed to positive asset allocation and very strong stock selection, particularly in Asia.

     We are grateful for the trust you have put in our funds and we want to reaffirm our commitment to provide carefully structured investment funds that will help you to achieve your investment objectives.

Yours sincerely,



/s/Jean Pilloud
Jean Pilloud
President and Chairman

o Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. The risk may be magnified for emerging markets. Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid. Sector funds may be subject to a higher degree of market risk than more diversified funds because of their concentration in a specific industry, sector, or geographic region.

o This document must be preceded or accompanied by a current prospectus. Mutual Fund shares are not insured by FDIC or guaranteed by any bank. Shares are subject to investment risks, including possible loss of the principal invested.

                                            Distributor: PFPC Distributors Inc.,
                                       760 Moore Road, King of Prussia, PA 19406

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                           PORTFOLIO MANAGER'S REPORT

     Emerging markets finished the year on a strong note, posting positive returns. The MSCI benchmark rose +56.28% and again outperformed developed markets by a reasonable margin [MSCI World +10.74%]. The portfolio continued to outperform, driven by strong asset allocation -- especially in Asia --which combined with good stock selection generated a return of +72.72% (Institutional Class), an outperformance of 16.44%.

     Despite being the best performing region in the index during the fourth quarter, Latin America was rather disappointing providing a very slightly negative relative return in aggregate. MEXICO [+51 basis points] was again the best contributing market driven by positive stock selection. In line with the strategy initiated in the previous quarter the fund bought new positions in BBVA BANCOMER and COMERCI, a second-tier retailer. The latter in particular is a clear value play, as evinced predictably enough by its relative illiquidity. BRAZIL [-55bp] was a disappointment, with the fund's stocks continuing to underperform an otherwise very buoyant market. BRASIL TELECOM in particular lagged the rest of its sector principally because of on-going concerns over a divisive majority shareholding arrangement. As discussed earlier, we built a position in CEMIG while selling SABESP, a Sao Paulo water utility, to finance the purchase.

     ARGENTINA [+2bp] continued to outperform, driven by better than expected fiscal receipts and an improving economy, which made our decision to go underweight look a little precipitate. We completed the sale of TENARIS, the longevity of which does illustrate the illiquidity of the market as a whole. Looking forward, QUILMES, a Southern Cone bottling and beverages company, does offer an attractive buying opportunity. CHILE [-1bp] marginally underperformed the index, in spite of the rising price of copper, not least because of a sex scandal involving the main opposition party. PERU [-12bp] outperformed because of the boost to the economy from strong commodity prices, with the market led by BUENAVENTURA and CREDICORP.

     As before, EMEA was a positive contributor to performance, primarily because of market movements in the key markets of Russia (underweight) and Turkey (overweight). RUSSIA [+57bp] saw the dramatic arrest of Mikhail Khodorkovsky, CEO of YUKOS, in October. The Russian government followed this up by suspending the shares of GROUP MENATEP (the majority shareholders of YUKOS) and, more recently, announcing a further investigation into YUKOS. Unsurprisingly foreign investors viewed these developments with some alarm, given the possibility that the government might further erode property rights. Despite a horrendous terrorist bombing in Istanbul during November, TURKEY [+134bp] continued as the star performing market in the portfolio. Investors, both foreign and domestic, recognize the improvement in the macro-economic situation. Recent currency appreciation has benefited banks and domestic plays like AKCANSA CIMENTO, which the fund bought during late October. With the peace process shattered by a resumption of suicide bombings and reprisal raids ISRAEL [+25bp] lagged the benchmark.

     Apart from a few small purchases, the fund took little action in SOUTH AFRICA [-28bp]. Here the on-going strength of the rand supported domestically oriented industrial and retail stocks, an area where the fund is relatively underweight. Activity in HUNGARY [+5bp], CZECH REPUBLIC [+8bp] and POLAND [+7bp] was similarly light, limited to adding to CESKY TELECOM.

     Asia was the biggest contributor to the fund's outperformance over the quarter, gratifyingly because of some excellent stock selection -- notably in China, Korea and India. It was also the region where the fund was most active, taking advantage of rising liquidity to take profit in Thailand whilst adding to value plays in Indonesia and selected second-tier Korean stocks. CHINA [+47bp] experienced a huge surge in domestic and international activity, focusing on several massively overbought initial public offerings. Astute stock selection, especially the long held underweight in CHINA MOBILE, more than ameliorated the asset allocation loss. Towards the end of the quarter the fund added to CITIC PACIFIC to gain broad access to Chinese industrial growth and also to the turnaround in the Hong Kong economy, as seen for instance in its recovering property market.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

     Elsewhere in North East Asia the portfolio made strong gains in KOREA [+127bp] whose stocks slightly lagged the index. The market was split between a weak financial sector, still beset with persistent credit woes, and improving industrial and infrastructure sectors -- especially the freight and car manufacturing industries. Early in the quarter we added to LG ELECTRONICS while at the same time taking profit in the buoyant shipping sector by reducing
HYUNDAI MERCHANT MARINE. The TAIWANESE market disappointed, with investors depressed by a pre-election heightening of tension between China and Taiwan. Here we took profit in the IT sector, selling SILICONWARE PRECISION. Good stock selection however was offset by marginally weak asset allocation [-1bp].

     After a very strong contribution in the third quarter, THAILAND [+5bp] was rather more subdued. Interestingly foreign investors actually reduced their overall weighting and sold the banking stocks in particular. We chose to take profit in BANPU, which has been an exceptionally strong performer because of increased demand for coal, and in LAND AND HOUSES which has benefited from bullishness in property and real estate development. INDONESIA [+25bp] was another positive contributor, again because of good stock selection as the portfolio reaped the benefit of the previous quarter's realignments. We initiated a position in PERUSAHAAN GAS, having taken profit in RAMAYANA LESTARI. In MALAYSIA [+24bp] our underweight paid further dividends as international investors continued to shun what is perceived to be a dull and expensive market.

     Finally the INDIAN market [+145bp] was one of the best performing countries within our universe as investors, both domestic and foreign, increased their equity weightings. Although stock valuations remain attractive, in the short term this has started to take on the appearance of an equity bubble not altogether dissimilar to China. In light of this, we took some profit in the IT sector. In the medium to long term this continues to be a core overweight, not least because of the depth of the market and availability of undervalued stocks.


Fund  Country  Weights  as a  Percentage  of Net  Assets at  December  31,  2003

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

South Korea       15.5
Taiwan            12.9
Brazil            11.7
South Africa       9.4
India              6.8
Turkey             6.8
Thailand             6
Indonesia          5.2
Mexico             4.8
China              4.7
Cash               3.3
Philippines        2.3
Russia             2.3
Malaysia             2
Israel             1.6
Egypt                1
Hungary              1
Czech Republic     0.7
Argentina          0.4
Chile              0.4
Croatia            0.4
Venezuela          0.4
Luxemborg          0.2
Poland             0.2

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                    PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 2003
--------------------------------------------------------------------------------

                Hypothetical Illustration of $10,000 Invested in
                       Pictet Global Emerging Markets Fund
                                       vs.
        Morgan Stanley Capital International Emerging Markets Free Index+
                                        &
               International Finance Corporation Global Composite
                               Index Total Return+

                                    Morgan Stanley        International Finance
                                 Capital International     Corporation Global
               Pictet Global       Emerging Markets          Composite Index
            Emerging Markets Fund     Free Index              Total Return
10/95                10,000              10,000                   10,000
12/95                 9,528               9,702                    9,702
12/96                10,321              10,468                   10,468
12/97                 9,156               8,945                    8,945
12/98                 7,029               7,059                    7,059
12/99                11,499              11,486                   11,486
12/00                 7,246               8,182                    8,182
12/01                 7,197               8,160                    8,159
12/02                 7,240               7,870                    7,698
3/03                  6,874               6,887                    7,408
6/03                  8,694               8,497                    9,139
9/03                 10,211               9,706                   10,440
12/03                12,505              11,434                   12,298

+ The  International  Finance  Corporation  Global  Composite Index Total Return
  ("IFC Global Composite Index") includes securities of approximately 1,812 companies domiciled in 34 markets. The IFC Global Composite Index was used as the Fund's benchmark until June 30, 2002. As of July 1, 2002 the Fund uses the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Emerging Markets FreeIndex") as its benchmark. The MSCI Emerging Markets Free Index includes securities of approximately 680 companies domiciled in 26 markets.TheFund has selected the MSCI Emerging Markets Free Index because the Fund's investment adviser believes that the MSCI Emerging Markets Free Index provides a more accurate benchmark for comparing Fund performance. It is not possible to invest directly in any index. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or expenses.

Index information is available at month-end only; therefore, the closest month-end inception date of the Fund has been used.

Hypothetical example for illustration purposes, not indicative of future fund performance.

NOTE: The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.us.pictetfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*

   PICTET GLOBAL EMERGING MARKETS FUND (INSTITUTIONAL CLASS)           ACTUAL
   --------------------------------------------------------           ------
   Year Ended 12/31/03 ............................................   72.72%
   5 Years Ended 12/31/03 .........................................   12.21%
   Inception (10/04/95) through 12/31/03 ..........................    2.75%
--------------------------------------------------------------------------------

         *Assumes the reinvestment of all dividends and distributions.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND

----------------------------------------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS                                                                    DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------

    SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- 96.6%
ARGENTINA - 0.4%
        49,200    BBVA Banco Frances SA, ADR+                                                       $    445,260
                                                                                                    ------------
BRAZIL - 11.7%
    12,542,900    Banco Itau SA, Preference No Par                                                     1,247,767
        41,057    Brasil Telecom Participacoes SA, ADR                                                 1,551,954
    20,456,900    Centrais Eletricas Brasileiras SA, Class B, Preference No Par 5.58%                    320,503
        31,500    Cia de Bebidas das Americas, ADR, Preference No Par 3.80%                              803,565
     5,519,600    Cia de Tecidos Norte de Minas, Preference No Par 1.04%                                 418,035
    18,186,400    Cia Energetica de Minas Gerais, Preference                                             332,524
       152,000    Cia Paranaense de Energia-Copel, Sponsored ADR, Preference No Par+                     725,040
        34,129    Cia Vale do Rio Doce                                                                 2,005,150
        88,500    Petroleo Brasileiro SA, ADR                                                          2,359,410
        20,400    Petroleo Brasileiro SA, Preference No Par 3.03%                                        540,228
        21,200    Tele Norte Leste Participacoes SA, ADR                                                 327,116
    59,046,100    Telemar Norte Leste SA, Class A, Preference No Par                                   1,178,874
       119,100    Telesp Celular Participacoes SA, ADR+                                                  783,678
        20,300    Uniao de Bancos Brasileiros SA, ADR                                                    506,485
        48,000    Usinas Siderurgicas de Minas Gerais SA, Class A, Preference No Par                     564,852
                                                                                                    ------------
                                                                                                      13,665,181
                                                                                                    ------------
CHILE - 0.4%
         3,010    Embotelladora Andina SA, ADR, Class B                                                   32,990
        65,500    Empresa Nacional de Telecomunicaciones SA                                              403,357
                                                                                                    ------------
                                                                                                         436,347
                                                                                                    ------------
CHINA - 4.7%
       536,000    AviChina Industry & Technology Company, Ltd.+                                          113,226
       889,000    China Petroleum and Chemical Corporation (Sinopec), Class H                            397,917
     1,694,000    China Telecom Corporation, Ltd., Class H                                               698,232
     1,208,000    China Unicom, Ltd.                                                                   1,128,083
       275,000    Citic Pacific, Ltd.                                                                    701,349
       730,000    PetroChina Company, Ltd., Class H                                                      418,426
     1,500,000    Sinopec Beijing Yanhua Petrochemical Company, Ltd., Class H+                           584,457
     2,024,000    Sinopec Shanghai Petrochemical Company, Ltd., Class H                                  899,426
     2,208,000    Sinopec Yizheng Chemical Fibre Company, Ltd., Class H                                  557,431
                                                                                                    ------------
                                                                                                       5,498,547
                                                                                                    ------------
CROATIA - 0.4%
        26,900    Pliva d.d., GDR, Registered Shares                                                     438,470
                                                                                                    ------------
CZECH REPUBLIC - 0.7%
        47,240    Cesky Telecom AS                                                                       535,923
         8,430    Komercni Banka AS, GDR                                                                 261,161
                                                                                                    ------------
                                                                                                         797,084
                                                                                                    ------------
EGYPT - 1.0%
        81,400    Commercial International Bank                                                          290,743
        45,800    Egyptian Company for Mobile Services                                                   559,183
        29,300    Orascom Construction Industries                                                        344,614
                                                                                                    ------------
                                                                                                       1,194,540
                                                                                                    ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                               5


PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                                                        DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------

    SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS -- (CONTINUED)
HUNGARY - 1.0%
         5,300    Gedeon Richter Rt., Sponsored GDR                                                 $    625,400
        19,400    MOL Magyar Olaj-es Gazipari Rt., Sponsored GDR                                         591,700
                                                                                                    ------------
                                                                                                       1,217,100
                                                                                                    ------------
INDIA - 6.8%
        19,000    Hindalco Industries, Ltd., GDR, Registered Shares@                                     589,570
        13,900    ITC, Ltd., GDR, Registered Shares                                                      309,970
        78,000    Mahanagar Telephone Nigam, Ltd., ADR                                                   477,360
        38,400    Reliance Industries, Ltd., Sponsored GDR@                                            1,200,000
        96,700    State Bank of India, GDR                                                             3,227,846
       220,700    Tata Motors, Ltd., Sponsored GDR                                                     2,173,895
                                                                                                    ------------
                                                                                                       7,978,641
                                                                                                    ------------
INDONESIA - 5.2%
     1,590,153    PT Astra International Tbk                                                             943,991
     4,688,000    PT Bank Mandiri                                                                        556,604
     3,146,000    PT Bank Rakyat Indonesia+                                                              466,904
       324,000    PT Gudang Garam Tbk                                                                    523,170
     6,405,000    PT Indofood Sukses Makmur Tbk                                                          608,370
       701,000    PT Indonesian Satellite Corporation Tbk                                              1,248,442
     6,921,500    PT Lippo Bank Tbk+                                                                     369,804
       736,000    PT Perusahaan Gas Negara+                                                              135,447
        73,200    PT Telekomunikasi Indonesia, Sponsored ADR                                           1,201,944
                                                                                                    ------------
                                                                                                       6,054,676
                                                                                                    ------------
ISRAEL - 1.6%
       220,300    Bank Hapoalim, Ltd.                                                                    541,352
        39,700    Check Point Software Technologies, Ltd.+                                               667,754
       166,200    Makhteshim Agan Industries, Ltd.                                                       624,715
                                                                                                    ------------
                                                                                                       1,833,821
                                                                                                    ------------
LUXEMBOURG - 0.2%
        13,906    Quilmes Industrial SA, ADR+                                                            227,363
                                                                                                    ------------
MALAYSIA - 2.0%
     2,123,600    Lafarge Malayan Cement Berhad                                                          502,956
        58,000    Malaysian Pacific Industries Berhad                                                    259,473
       670,937    Public Bank Berhad (F)                                                                 547,342
       945,400    RHB Capital Berhad                                                                     517,480
       192,000    Sime Darby Berhad                                                                      262,736
       152,000    Star Publications (Malaysia) Berhad                                                    247,999
                                                                                                    ------------
                                                                                                       2,337,986
                                                                                                    ------------
MEXICO - 4.8%
       314,300    Alfa SA, Series A                                                                      942,564
        53,000    America Movil SA de CV, ADR, Series L                                                1,449,020
       117,920    Controladora Comercial Mexicana SA de CV                                               118,578
       278,230    Embotelladoras Arca SA, Nominative Shares                                              532,327


                       SEE NOTES TO FINANCIAL STATEMENTS.


6


PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                                                        DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------

    SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS -- (CONTINUED)
MEXICO - (CONTINUED)
        91,340    Grupo Elektra SA de CV                                                            $    483,631
       606,000    Grupo Financiero BBVA Bancomer SA de CV, Class B+                                      517,702
        11,500    Grupo Televisa SA, Sponsored ADR                                                       458,390
        33,440    Telefonos de Mexico SA de CV, Sponsored ADR, Series L                                1,104,523
                                                                                                    ------------
                                                                                                       5,606,735
                                                                                                    ------------
PHILIPPINES - 2.3%
       615,000    ABS-CBN Broadcasting Corporation, PDR+                                                 276,919
     5,834,000    Ayala Land, Inc.                                                                       640,965
       529,000    Bank of the Philippine Islands                                                         443,044
        27,800    Globe Telecom, Inc.                                                                    430,607
        14,000    Philippine Long Distance Telephone Company+                                            244,589
       140,800    San Miguel Corporation, Class B                                                        162,301
     4,201,000    SM Prime Holdings, Inc.                                                                491,817
                                                                                                    ------------
                                                                                                       2,690,242
                                                                                                    ------------
POLAND - 0.2%
        63,400    Telekomunikacja Polska SA, GDR                                                         253,600
                                                                                                    ------------
RUSSIA - 2.3%
         7,100    AO VimpelCom, Sponsored ADR+                                                           521,850
         3,600    Lukoil, Sponsored ADR                                                                  335,160
         5,000    Mobile Telesystems, Sponsored ADR                                                      414,000
        33,900    OAO Gazprom, Sponsored ADR, Registered Shares                                          871,230
        17,100    Surgutneftegaz, Sponsored ADR                                                          502,740
                                                                                                    ------------
                                                                                                       2,644,980
                                                                                                    ------------
SLOVAKIA - 0.0%#
         2,700    Chirana Prema AS ##+                                                                         0
                                                                                                    ------------
SOUTH AFRICA - 9.4%
       122,100    Anglo American Plc                                                                   2,615,762
        53,500    Barloworld, Ltd.                                                                       562,248
     1,125,090    Dimension Data Holdings Plc+                                                           758,484
       441,800    FirstRand, Ltd.                                                                        590,388
        59,500    Harmony Gold Mining Company, Ltd.                                                      967,149
        12,900    Impala Platinum Holdings, Ltd.                                                       1,120,893
        83,300    Kumba Resources, Ltd.                                                                  458,616
        73,800    Nedcor, Ltd.                                                                           685,812
        59,000    SABMiller Plc                                                                          601,134
       649,700    Sanlam, Ltd.                                                                           856,529
        65,200    Sappi, Ltd.                                                                            888,865
       162,700    Standard Bank Group, Ltd.                                                              954,989
                                                                                                    ------------
                                                                                                      11,060,869
                                                                                                    ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                               7


PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                                                        DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------

    SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS -- (CONTINUED)
SOUTH KOREA - 15.5%
       127,000    Hanaro Telecom, Inc.+                                                             $    348,011
        11,200    Hyundai Department Store Company, Ltd.                                                 365,657
        65,520    Hyundai Development Company                                                            679,121
        58,710    Hyundai Merchant Marine Company, Ltd.+                                                 487,813
        27,120    Hyundai Motor Company, Ltd.                                                          1,149,442
        89,200    Kia Motors Corporation                                                                 816,013
        46,620    Kookmin Bank                                                                         1,747,027
        20,100    Korea Electric Power Corporation                                                       361,007
        42,000    Korean Air Company, Ltd.                                                               652,119
         9,900    LG Chem, Ltd.                                                                          456,987
        24,900    LG Electronics, Inc.                                                                 1,224,624
        14,400    LG Household & Health Care, Ltd.                                                       375,862
        27,600    Posco, ADR                                                                             937,572
        87,220    Samsung Corporation                                                                    724,698
        22,200    Samsung Electro Mechanics Company, Ltd.                                                735,032
         8,630    Samsung Electronics Company, Ltd.                                                    3,266,580
         7,230    Samsung Fire & Marine Insurance Company, Ltd.                                          415,657
       103,000    Samsung Heavy Industries Company, Ltd.                                                 569,677
         2,070    Shinsegae Company, Ltd.                                                                503,819
        33,810    SK Corporation                                                                         777,502
       173,300    Ssangyong Motor Company+                                                             1,498,103
                                                                                                    ------------
                                                                                                      18,092,323
                                                                                                    ------------
TAIWAN - 12.9%
       166,218    Asustek Computer, Inc.                                                                 367,196
       514,000    Benq Corporation                                                                       620,735
        72,320    Cathay Financial Holding Company, Ltd., GDR, Registered Shares+                      1,084,800
       362,970    Chinatrust Financial Holding Company, Ltd.                                             364,573
     1,526,115    EVA Airways Corporation                                                                622,581
       942,653    Evergreen Marine Corporation                                                           821,869
     1,055,020    Far Eastern Textile, Ltd.                                                              518,963
        47,000    First Financial Holding Company, Ltd., GDR, Registered Shares+                         685,260
       544,772    Fubon Financial Holding Company, Ltd.                                                  521,503
       194,580    Hon Hai Precision Industry Company, Ltd.                                               765,136
       597,000    Nan Ya Plastics Corporation                                                            861,647
       181,080    Quanta Computer, Inc.                                                                  445,365
       810,000    Siliconware Precision Industries Company+                                              830,278
     1,296,345    Taiwan Semiconductor Manufacturing Company, Ltd.+                                    2,424,674
        61,776    Taiwan Semiconductor Manufacturing Company, Ltd., Sponsored ADR+                       632,586
     2,715,148    United Microelectronics Corporation+                                                 2,327,263
     1,452,000    Winbond Electronics Corporation+                                                       701,406
       885,690    Yuanta Core Pacific Securities Company                                                 529,586
                                                                                                    ------------
                                                                                                      15,125,421
                                                                                                    ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


8


PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS (CONTINUED)                                                        DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------

    SHARES                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS -- (CONTINUED)
THAILAND - 5.9%
       650,800    Bangkok Bank Public Company, Ltd. (F)+                                            $  1,888,862
     1,670,300    Bank of Ayudhya Public Company, Ltd. (F)+                                              594,386
       225,400    Banpu Public Company, Ltd. (F)                                                         728,147
        76,000    BEC World Public Company, Ltd. (F)                                                     433,488
     1,372,300    Kasikornbank Public Company, Ltd. (F)+                                               2,424,388
       392,800    Land and Houses Public Company, Ltd. (F)                                               125,901
     1,110,200    National Finance Public Company, Ltd. (F)                                              467,921
     1,027,300    Sansiri Public Company, Ltd. (F)+                                                      303,346
                                                                                                    ------------
                                                                                                       6,966,439
                                                                                                    ------------
TURKEY - 6.8%
   197,985,895    Akbank TAS                                                                           1,035,727
    46,494,000    Akcansa Cimento AS                                                                     133,195
   163,933,000    Arcelik AS                                                                             910,091
    51,634,000    Eregli Demir ve Celik Fabrikalari TAS+                                               1,525,132
   126,137,600    Haci Omer Sabanci Holding AS                                                           597,021
   101,635,678    Koc Holding AS+                                                                      1,728,892
    70,857,600    Turkcell Iletisim Hizmetleri AS+                                                       706,054
   345,613,315    Turkiye Garanti Bankasi AS+                                                          1,008,551
    90,222,000    Vestel Elektronik Sanayi+                                                              378,868
                                                                                                    ------------
                                                                                                       8,023,531
                                                                                                    ------------
VENEZUELA - 0.4%
        30,195    Cia Anonima Nacional Telefonos de Venezuela, ADR                                       460,776
                                                                                                    ------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $77,463,557)                                                 113,049,932
                                                                                                    ------------
RIGHTS AND WARRANTS -- 0.1%
THAILAND - 0.1%
       330,150    Bank of Ayudhya Public Company, Ltd., expiration 9/3/2008+                              48,327
       245,684    TelecomAsia, expiration 3/31/2008##+                                                         0
                                                                                                    ------------
                                                                                                          48,327
                                                                                                    ------------
TOTAL RIGHTS AND WARRANTS (Cost $0)                                                                       48,327
                                                                                                    ------------
TOTAL INVESTMENTS (COST $77,463,557*)                                                  96.7%         113,098,259
OTHER ASSETS AND LIABILITIES (NET)                                                      3.3%           3,903,058
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            100.0%        $117,001,317
================================================================================================================

  *     The aggregate cost for Federal tax purposes is $77,899,842.
  +     Non-income producing security.
  #     Amount represents less than 0.1%.
  ## The valuation of this security has been determined by procedures established by the Pricing Committee of the Board of Trustees.
  @ Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amount to $1,789,570 or 1.53% of total net assets.
Abbreviations:
  ADR   American Depositary Receipt
  GDR   Global Depositary Receipt
  PDR   Philippine Depositary Receipt
  (F)   Foreign Shares

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003
--------------------------------------------------------------------------------

AT DECEMBER 31, 2003, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                              % OF NET
INDUSTRY DIVERSIFICATION                       ASSETS           VALUE
--------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS:
Banks                                           18.7%      $   21,919,457
Materials                                       14.5           17,022,522
Telecommunications Services                     13.7           16,027,176
Semiconductor & Semi Equipment                   9.0           10,442,260
Energy                                           6.8            7,994,313
Automobile & Components                          5.7            6,694,670
Capital Goods                                    4.1            4,787,007
Diversified Financials                           3.3            3,844,923
Food, Beverage & Tobacco                         3.2            3,801,190
Consumer Durables & Apparel                      3.1            3,576,482
Technology Hardware & Equipment                  2.5            2,933,464
Transportation                                   2.2            2,584,382
Insurance                                        2.0            2,356,986
Utilities                                        1.6            1,874,521
Retailing                                        1.3            1,471,685
Real Estate                                      1.2            1,436,128
Software & Services                              1.2            1,426,238
Media                                            1.2            1,416,796
Pharmaceuticals & Biotech                        1.0            1,063,870
Household & Personal Products                    0.3              375,862
--------------------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS               96.6          113,049,932
RIGHTS AND WARRANTS                              0.1               48,327
--------------------------------------------------------------------------
TOTAL INVESTMENTS                               96.7%         113,098,259
OTHER ASSETS AND LIABILITIES (NET)               3.3            3,903,058
--------------------------------------------------------------------------
NET ASSETS                                     100.0%      $  117,001,317
==========================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
---------------------------------------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES                                                       DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------
                                                                                                      PICTET
                                                                                                      GLOBAL
                                                                                                     EMERGING
                                                                                                      MARKETS
                                                                                                       FUND
---------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $77,463,557)                                                       $113,098,259
   Cash and cash equivalents .........................................................               3,962,144
   Foreign currency, at value (Cost $432,914) ........................................                 428,365
   Receivable for investment securities sold .........................................                 255,143
   Receivable for Fund shares sold ...................................................                  90,875
   Dividends and interest receivable .................................................                 293,539
   Other assets ......................................................................                   7,176
---------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS ......................................................................             118,135,501
===============================================================================================================
LIABILITIES:
   Payable for investment securities purchased .......................................                 483,947
   Payable for foreign currency purchased ............................................                 431,853
   Payable to investment advisor .....................................................                  52,175
   Administration fees payable .......................................................                  12,000
   Transfer agent fees payable .......................................................                   3,209
   Custodian fees payable ............................................................                  72,900
   Professional fees payable .........................................................                  61,015
   Printing fees payable .............................................................                   5,583
   Distribution fees payable .........................................................                      46
   Other accrued expenses and payables ...............................................                  11,456
---------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES .................................................................               1,134,184
===============================================================================================================
   NET ASSETS ........................................................................            $117,001,317
===============================================================================================================
NET ASSETS CONSIST OF:
   Distributions in excess of net investment income ..................................            $    (18,268)
   Accumulated net realized loss on investments sold and
     foreign currency related transactions ...........................................             (58,579,245)
   Net unrealized appreciation of investments ........................................              35,634,702
   Net unrealized depreciation of foreign currency related transactions ..............                 (14,690)
   Par value .........................................................................                  98,510
   Paid-in capital in excess of par value ............................................             139,880,308
---------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS ..................................................................            $117,001,317
===============================================================================================================
INSTITUTIONAL SHARES:
   Net assets ........................................................................            $116,774,153
   Shares of beneficial interest outstanding .........................................               9,831,827
                                                                                                  -------------
   Net asset value, offering and redemption price per share ..........................            $      11.88
===============================================================================================================
RETAIL SHARES:
   Net assets ........................................................................            $    227,164
   Shares of beneficial interest outstanding .........................................                  19,150
                                                                                                  -------------
   Net asset value, offering and redemption price per share ..........................            $      11.86
================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
---------------------------------------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                                                      PICTET
                                                                                                      GLOBAL
                                                                                                     EMERGING
                                                                                                      MARKETS
                                                                                                       FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $283,424) ..........................             $ 2,170,519
   Interest ..........................................................................                   2,328
---------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME ...........................................................               2,172,847
===============================================================================================================
EXPENSES:
   Investment advisory fees ..........................................................               1,039,806
   Administration fees ...............................................................                 195,999
   Accounting fees ...................................................................                  56,667
   Transfer agent fees ...............................................................                  28,681
   Custodian fees ....................................................................                 229,362
   Professional fees .................................................................                 112,633
   Printing fees .....................................................................                  19,819
   Registration and filing fees ......................................................                  32,588
   Trustees' fees and expenses .......................................................                  21,000
   Distribution fees - Retail class ..................................................                     151
   Other .............................................................................                 117,113
---------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE EXPENSE REDUCTIONS ..........................................               1,853,819
===============================================================================================================
   Fees waived by investment advisor .................................................                (439,533)
---------------------------------------------------------------------------------------------------------------
   NET EXPENSES ......................................................................               1,414,286
===============================================================================================================
NET INVESTMENT INCOME ................................................................                 758,561
===============================================================================================================
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain/(loss) on:
   Securities transactions ...........................................................               7,968,047
   Foreign currency related transactions .............................................                (100,206)
---------------------------------------------------------------------------------------------------------------
   Net realized gain on investments during the period ................................               7,867,841
===============================================================================================================
   Change in unrealized appreciation/(depreciation) of:
   Securities ........................................................................              39,249,743
   Foreign currency related transactions .............................................                 (12,072)
---------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation of investments
     during the period ...............................................................              39,237,671
===============================================================================================================
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ......................................              47,105,512
===============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................             $47,864,073
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED             YEAR ENDED
INCREASE IN NET ASSETS FROM OPERATIONS:                                DECEMBER 31, 2003      DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                $    758,561             $   118,787
   Net realized gain on investments during the period                      7,867,841                 744,725
   Change in unrealized appreciation/(depreciation) of investments
     during the period                                                    39,237,671                (301,704)
---------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                   47,864,073                 561,808

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders from net investment income                 (681,169)               (107,160)

FUND SHARE TRANSACTIONS:
   Net increase in net assets from Fund share transactions                 2,297,201                 332,666
---------------------------------------------------------------------------------------------------------------
   Net increase in net assets                                             49,480,105                 787,314

REDEMPTION FEES
   Redemption fees                                                            12,041                  10,439

NET ASSETS:
   Beginning of period                                                    67,509,171              66,711,418
---------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment income/
     (overdistribution) of ($18,268) and $4,546, respectively)          $117,001,317             $67,509,171
===============================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          -----------------------------------------------------
                                                                              INSTITUTIONAL
                                                          -----------------------------------------------------
                                                            YEAR       YEAR       YEAR       YEAR       YEAR
                                                            ENDED      ENDED      ENDED      ENDED      ENDED
                                                          12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
---------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                         $6.92      $6.89       $7.02     $11.15      $6.81
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income/(loss)                               0.08       0.01        0.10       0.00#     (0.01)
   Net realized and unrealized gain/(loss)
     on investments                                           4.95       0.03       (0.15)     (4.13)      4.35
---------------------------------------------------------------------------------------------------------------
Total from investment operations                              5.03       0.04       (0.05)     (4.13)      4.34
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                  (0.07)     (0.01)      (0.08)        --         --
---------------------------------------------------------------------------------------------------------------
Total distributions                                          (0.07)     (0.01)      (0.08)        --         --
---------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital                      0.00#      0.00#       0.00#        --         --
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $11.88      $6.92       $6.89      $7.02     $11.15
===============================================================================================================
Total return++                                               72.72%      0.60%      (0.68)%   (36.98)%    63.73%
===============================================================================================================
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                   $116,774    $67,509     $66,711    $97,158   $190,275
   Ratio of operating expenses to
     average net assets                                       1.70%      1.70%       1.70%      1.70%      1.70%
   Ratio of net investment income/(loss)
     to average net assets                                    0.91%      0.16%       1.12%      0.04%     (0.19)%
   Ratio of operating expenses to average
     net assets without waivers                               2.23%      2.31%       2.22%      1.94%      1.92%
   Ratio of net investment income/(loss)
     to average net assets without waivers                    0.38%     (0.45)%      0.60%     (0.20)%    (0.42)%
   Portfolio turnover rate                                      44%        47%         84%       128%       126%

----------------
 ++ Total return  represents  aggregate  total  return for the period.
  # Amount  represents less than $0.01 per share.


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                 ----------------
                                                                                                     RETAIL
                                                                                                 ----------------
                                                                                                   PERIOD ENDED
                                                                                                     12/31/03*
---------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                                      $6.98
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                                                  (0.00)#
   Net realized and unrealized gain on investments                                                         4.94
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                           4.94
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Distributions from net investment income                                                               (0.06)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                                                       (0.06)
---------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital                                                                   0.00#
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                           $11.86
===============================================================================================================
Total return++                                                                                            70.83%
===============================================================================================================
Ratios to average net assets/supplemental data:
   Net assets, end of period (in 000's)                                                                    $227
   Ratio of operating expenses to average net assets                                                       1.95%+
   Ratio of net investment income to average net assets                                                    0.66%+
   Ratio of operating expenses to average net assets without waivers                                       2.48%+
   Ratio of net investment income to average net assets without waivers                                    0.13%+
   Portfolio turnover rate                                                                                   44%

---------------
  * Pictet Global Emerging Markets Fund--Retail Class commenced operations on April 9, 2003.
  + Annualized.
 ++ Total return  represents  aggregate  total  return for the period.
  # Amount represents less than $0.01 per share.


                       SEE NOTES TO FINANCIAL STATEMENTS.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Pictet Funds (the "Trust"), a Massachusetts business trust registered on May 23, 1995 under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified, open-end management investment company which currently offers shares of one series, Pictet Global Emerging Markets Fund (the "Fund"). The accompanying financial statements and financial highlights are those of the Fund. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results may differ from these estimates. The following is a summary of the significant accounting policies followed consistently by the Fund in the preparation of its financial statements.

     SECURITIES VALUATIONS: Equity securities listed on a U.S. securities exchange and unlisted U.S. securities are generally valued at the last quoted price and securities traded on the NASDAQ National Market System are generally valued at the NASDAQ Official Closing Price, in each case as of the close of the exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the bid and asked prices, if available, otherwise they are valued at the last reported closing price. The value of securities for which no quotations are readily available (including restricted securities) or that have been materially affected by events occurring after a foreign exchange closes, is determined in good faith at fair value using methods approved by the Board of Trustees. In the absence of readily ascertainable market values for such securities, inherent uncertainty of valuation exists. Methods for valuing these securities may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Fund. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for, and takes possession of, a debt obligation and the seller agrees to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund, at all times, is at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enter into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     The Fund may enter into spot foreign currency exchange contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S. exchange rate of the transaction covering the period between trade date and settlement date.

     FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars using the prevailing foreign exchange rates obtained at the time the London Exchange closes (approximately 12:00 noon Eastern Time). Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income, if any, are declared and paid annually. The Fund's net realized capital gain (including net short-term capital gain), unless offset by any available capital loss carryforward, is distributed to shareholders annually. Additional distributions of net investment income and capital gain may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

     TAXATION: The Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES: Expenses not directly attributable to a specific class are allocated among all of the classes of the Fund based on their relative net assets.

     CASH AND CASH EQUIVALENTS: Cash equivalents are short-term, highly liquid investments with an original maturity of three months or less. Cash and cash equivalents include cash in banks and investments in overnight deposits.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

2.   INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER FEES

     The Trust, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Pictet International Management Limited ("Pictet International"), a wholly-owned subsidiary of Pictet Canada L.P. ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and nine limited partners, each of whom is also a partner of Pictet & Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory Agreement, Pictet Global Emerging Markets Fund pays Pictet International a fee, computed daily and payable monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. Pictet International has contractually agreed to waive its fees and reimburse expenses to the extent necessary to ensure that the total ordinary annual operating expenses of Pictet Global Emerging Markets Fund - Institutional Class and Pictet Global Emerging Markets Fund - Retail Class do not exceed 1.70% and 1.95%, respectively, of each Fund's average daily net assets.

     For the year ended December 31, 2003, Pictet International either waived fees and/or reimbursed expenses as follows:

                                                           PICTET
                                           PICTET       INTERNATIONAL
                                        INTERNATIONAL     EXPENSES
                                         FEES WAIVED     REIMBURSED      TOTAL
================================================================================
Pictet Global Emerging Markets Fund       $439,533           $--        $439,533
================================================================================

    Beginning January 1, 2003, the Fund is obliged to repay the Adviser for a period of two years following the date in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 1.70% and 1.95% of the average daily net assets of the Institutional Class and Retail Class, respectively. The cumulative amount which the Adviser may recoup is $880,929.

     The Retail Class shares of the Fund has adopted a rule 12b-1 distribution plan (the "Plan"). The plan allows the Fund to pay not more than 0.25% per annum of the average daily net assets of the Retail Class shares of the Fund. PFPC Distributors, Inc. (the "Distributor") serves as the Fund's distributor. The distributor acts as an agent for the Fund and the distribution of its shares. In addition, the Retail Class of each Fund will pay a portion of the fees associated with participation in various network programs. There were no fees paid for the year ended December 31, 2003 in excess of the 0.25% for these programs.

     PFPC Inc. ("PFPC") serves as the Fund's Administrator and Accounting Agent. PFPC also serves as the Trust's transfer agent and dividend paying agent.

     No officer, director or employee of Pictet International, PFPC, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee who is not an affiliated person of Pictet International an annual fee of $5,000, plus an additional $500 for each board and committee meeting attended. The Trust also reimburses expenses incurred by each Trustee in attending such meetings.

3.   PURCHASES AND SALES OF INVESTMENTS

     Cost of investments purchased and proceeds from sales of investments, excluding short-term securities and U.S. Government securities, for the year ended December 31, 2003 were as follows:

                                              COST OF             PROCEEDS FROM
                                       INVESTMENTS PURCHASED    INVESTMENTS SOLD
================================================================================
Pictet Global Emerging Markets Fund         $35,829,283            $36,666,123
================================================================================

--------------------------------------------------------------------------------


PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     At December 31, 2003, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:
                                                                 NET UNREALIZED
                                      UNREALIZED     UNREALIZED   APPRECIATION/
                                     APPRECIATION   DEPRECIATION  (DEPRECIATION)
================================================================================
Pictet Global Emerging Markets Fund   $37,642,938   $(2,444,521)   $35,198,417
================================================================================

4.   SHARES OF BENEFICIAL INTEREST

     Pictet Global Emerging Markets Fund has two classes of shares of beneficial interest, both par value $.01 per share, of which an unlimited number of shares is authorized. Transactions in shares of beneficial interest were as follows:

                                                            YEAR ENDED                        YEAR ENDED
                                                         DECEMBER 31, 2003                 DECEMBER 31, 2002
                                                       SHARES         AMOUNT           SHARES           AMOUNT
================================================================================================================
Pictet Global Emerging Markets Fund: Institutional
Sold                                                 784,348     $ 7,692,902           838,097      $ 6,074,361
Issued as reinvestment of dividends                   57,372         654,037            15,488          106,867
Redeemed                                            (767,187)     (6,240,707)         (785,360)      (5,848,562)
----------------------------------------------------------------------------------------------------------------
Net increase                                          74,533     $ 2,106,232            68,225      $   332,666
================================================================================================================

                                                           PERIOD ENDED
                                                        DECEMBER 31, 2003*
                                                       SHARES         AMOUNT
=============================================================================
Pictet Global Emerging Markets Fund: Retail
Sold                                                  21,906        $220,366
Issued as reinvestment of dividends                      103           1,173
Redeemed                                              (2,859)        (30,570)
-----------------------------------------------------------------------------
Net increase                                          19,150        $190,969
=============================================================================

   *Pictet Global Emerging Markets Fund commenced operations of the Retail Class on April 9, 2003.

     Shares exchanged or redeemed after holding them six months or less (other than shares acquired through reinvestment of dividends or other distributions), will incur a fee of 1% of the current net asset value of the shares being exchanged or redeemed and will be assessed and retained by the Fund for the benefit of the remaining shareholders.

     At December 31, 2003 Pictet Global Emerging Markets Fund had three shareholders owning 24.03%, 23.40% and 18.48%, respectively, of the outstanding shares of beneficial interest of the Fund.

5.   FOREIGN SECURITIES

     Pictet Global Emerging Markets Fund invests primarily in foreign emerging markets securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6.   FEDERAL TAX INFORMATION

     Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund. Dividends and other distributions to shareholders are recorded on the ex-dividend date and are reinvested automatically in additional shares of the Funds at the net asset value next determined after such dividend or distribution is declared.

      Permanent differences incurred during the year ended December 31, 2003, resulting from differences in book and tax accounting have been reclassified at year end as follows:
                                                      INCREASE/      INCREASE/
                                                      (DECREASE)     (DECREASE)
                                      INCREASE/      ACCUMULATED    ACCUMULATED
                                     (DECREASE)     NET INVESTMENT  NET REALIZED
                                   PAID-IN-CAPITAL   INCOME/(LOSS)   GAIN/(LOSS)
================================================================================
Pictet Global Emerging Markets Fund     $(1)          $(100,206)     $100,207
================================================================================

     Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2003, the Fund elected to defer capital losses and currency losses occurring between November 1, 2003 and December 31, 2003 as follows:

                                      CAPITAL LOSSES            CURRENCY LOSSES
================================================================================
Pictet Global Emerging Markets Fund         $--                     $34,772
================================================================================

     Such losses will be treated as arising on the first day of the year ending December 31, 2004.

     At December 31, 2003, the Fund utilized $7,505,243 of its prior year capital loss carryforward to offset current year net capital gains. The Fund has available for Federal income tax purposes unused capital loss carryforwards as follows:

                                      EXPIRING IN     EXPIRING IN   EXPIRING IN
                                          2006            2009          2010
================================================================================
Pictet Global Emerging Markets Fund    $37,875,086    $18,252,183     $2,015,691
================================================================================

     The tax character of distributions paid during the fiscal year ended December 31, 2003 and 2002 were as follows:
                                              YEAR ENDED         YEAR ENDED
                                           DECEMBER 31, 2003  DECEMBER 31, 2002
================================================================================
Distributions paid from:
   Ordinary income
   (inclusive of short-term capital gains)      $681,169           $107,160
   Net long term capital gains                        --                 --
--------------------------------------------------------------------------------
Total taxable distributions                     $681,169           $107,160
================================================================================

     As of December 31, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

                                                                 GLOBAL EMERGING
                                                                   MARKETS FUND
================================================================================
   Undistributed ordinary income                                   $     11,938
   Accumulated capital loss carryforwards
     and post October losses                                        (58,177,732)
   Net unrealized appreciation on investments                        35,198,417
   Net unrealized depreciation on foreign currency transactions         (10,124)
--------------------------------------------------------------------------------
Total accumulated losses                                           $(22,977,501)
================================================================================

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareholders of Pictet Funds:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pictet Global Emerging Markets Fund (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 25, 2004

--------------------------------------------------------------------------------
   FUND MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (877) 470-0103.

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                     FUND                 OTHER
                                 TERM OF OFFICE                                                     COMPLEX          TRUSTEESHIPS/
NAME, (DOB), ADDRESS AND          AND LENGTH OF             PRINCIPAL OCCUPATION(S)               OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST            TIME SERVED 1               DURING PAST 5 YEARS                   TRUSTEE         HELD BY TRUSTEE
====================================================================================================================================
                                                     DISINTERESTED TRUSTEES
====================================================================================================================================
Bruce W. Schnitzer (05-05-44)       Since 1995           Chairman of the Board of Wand Partners, Inc.    1          None
Wand Partners, Inc.                                      (private equity firm) since 1988.
630 Fifth Avenue, Suite 2435
New York, NY 10111
Trustee

Edward L. Hoyt (02-17-36)           Since 2000           Chairman/President, The Museum of the           1          None
1115 Fifth Avenue                                        Hudson Highlands (non-profit museum)
New York, NY 10128                                       since 1996; and Chairman of Econergy
Trustee                                                  International Corporation (private consulting
                                                         company specializing in renewable energy
                                                         projects) from 1997-1999.

David J. Callard (07-14-38)         Since 1995           President, Wand Partners, Inc.                  1          None
Wand Partners, Inc.                                      (private equity firm) since 1991.
630 Fifth Avenue, Suite 2435
New York, NY 10111
Trustee

====================================================================================================================================
                                                         INTERESTED TRUSTEES 2
====================================================================================================================================

Jean G. Pilloud (04-21-44)          Since 1995           CEO of Pictet Funds (private company            1          None
Pictet & Cie                                             specializing in fund distribution) since
29 Boulevard Georges-Favon                               2001;  Senior Manager of Pictet & Cie
1204 Geneva, Switzerland                                 (private bank), 1990-2000.
Trustee, President, Chairman and CEO

Remy Best (09-28-67)                Since 2003           Partner of Pictet & Cie (private bank)           1          None
Pictet & Cie                                             since 2003; Director of Pictet Funds
29 Boulevard Georges-Favon                               SA, Geneva, July 2002- December 2002;
1204 Geneva, Switzerland                                 Managing Director of Pictet & Cie (Europe)
Trustee                                                  SA, Luxembourg, 1998-2002; Head of
                                                         Strategic & Operational Projects, Pictet
                                                         & Cie, Geneva, 1997-1998.

====================================================================================================================================
                                                   OFFICER(S) WHO ARE NOT TRUSTEES
====================================================================================================================================

Paul Martin (06-19-61)              Since 2002           Director (since 2001) and Chief Compliance      N/A        N/A
Pictet International                                     Officer (since 1993) at Pictet International
Management Limited                                       Management Limited (asset management
Tower 42, Level 37,                                      company).
25 Old Broad Street
London EC2N 1HQ United Kingdom
Treasurer; Principal Financial
and Accounting Officer

Lisa King (01-27-68)                Since 2002           Vice President and Counsel, PFPC Inc. (a        N/A        N/A
PFPC Inc.                                                financial services company) since 2000.
301 Bellevue Parkway                                     Associate, Stradley, Ronon, Stevens & Young,
Wilmington, DE 19809                                     LLC, 1996-2000.
Secretary

1 Each  Trustee  and  officer  serves  for an  indefinite  term,  until  his/her successor is elected.
2 Messrs. Pilloud and Best are interested by virtue of their association with certain affiliates of Pictet International Management Limited (the "Adviser").

PICTET FUNDS
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
   PRIVACY NOTICE
--------------------------------------------------------------------------------

     Protecting your privacy is important to us at Pictet International Management Limited (the investment adviser for Pictet Funds). We want you to know how we collect personal information from you and how we use that information. We gather information from you from your account application or other forms that you may deliver to us. We need this information to process your requests and transactions, such as opening an account. We also collect information about your transactions with Pictet Funds. In servicing your account, we may need to provide your personal information to an affiliate or a service provider (which may include Pictet Funds' distributor or transfer agent) for such purposes as sending your account statement or other information about our products and services to you.

     We do not disclose any information about you or any of our former customers to anyone, except to our affiliates and service providers, as permitted by law.

     To protect your personal information, we permit access only by authorized employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                      This page is intentionally left blank

                      This page is intentionally left blank

                                                                    PIC-AR-12/03

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Although this code of ethics had not been adopted as of the end of the period covered by this report, it has since been adopted and is currently in effect. A copy of the code of ethics is filed herewith under Item 11(a).


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that Bruce Schnitzer, a member of the audit committee of the registrant's board of trustees, is an "audit committee financial expert" as defined by this Item 3 and that he is "independent," as defined by this Item 3 for purposes of the audit committee financial expert determination.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $42,498 for 2002 and $56,700 for 2003.

     (b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are NONE.

     (c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $1,500.

              Tax Fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

     (d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are NONE.

     (e)(1) The registrant has adopted a policy governing pre-approval of audit, audit-related, tax and other services. This policy, which is intended to comply with Regulation S-X Rule 2-01(c)(7), sets forth guidelines and procedures to be followed by the registrant when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence. The policy requires that the officers of the registrant and the registrant's auditors each make an assessment to determine that any proposed projects will not impair independence. Potential services are classified into one of four non-restricted service categories (audit, audit-related, tax and other services). Any such service will either fall within certain specific pre-approved service subcategories set forth in the policy, or will require separate pre-approval by the registrant's audit committee. The policy provides that, at least quarterly, the registrant's audit committee will review a report summarizing the services by category, including fees, provided by the registrant's auditors.


     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) N/A

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was NONE.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was NONE.

     (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

     (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1) Code of Ethics for Principal Officers and Senior Financial Officers that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Pictet Funds
             --------------------------------------------------------

By (Signature and Title)* /s/ Jean Pilloud
                          -------------------------------------------
              Jean Pilloud, President & Principal Executive Officer

Date     March 8, 2004
     ----------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Jean Pilloud
                          -------------------------------------------
                          Jean Pilloud, President & Principal Executive Officer

Date     March 8, 2004
       --------------------------------------------------------------


By (Signature and Title)*  /s/ Paul Martin
                          -------------------------------------------
                           Paul Martin, Treasurer & Principal Financial Officer

Date     March 8, 2004
       --------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.